                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                             --------------------

                                   FORM 8-K

                                CURRENT REPORT

                             --------------------


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 13, 1997
                                                   -----------------

                    CATERPILLAR FINANCIAL FUNDING CORPORATION
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(Exact name of registrant as specified in governing instruments)


   Nevada                          333-24373                     88-0342613
---------------                ----------------              -------------------
(State or other                (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
organization)


  Greenview Plaza, 2950 East Flamingo Road, Suite C-3B, Las Vegas, NV  89121
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 (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (702) 735-2514
                                                    ----------------
                                Not Applicable
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(Former name or former address if changed since last report)


                         Exhibit Index located at Page 2

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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements - Not Applicable

         (b)  Pro Forma Financial Information - Not Applicable

         (c) Exhibits (executed copies) - The following Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:


                                                   Sequentially
Exhibit                                               Numbered
NUMBER   EXHIBIT                                        Page
-------  -------                                   -------------
   3     Certificate of Trust for Caterpillar            4
         Financial Asset Trust 1997-B

  25     Statement as to the Eligibility of the          6
         Indenture Trustee under the Indenture
         (Form T-1) with respect to Caterpillar
         Financial Asset Trust 1997-B



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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     CATERPILLAR FINANCIAL ASSET TRUST 1997-B
                                   (Issuer)


                                           CATERPILLAR FINANCIAL FUNDING
                                           CORPORATION, Registrant


November 13, 1997                          By:  /s/ PAUL J. GAETO
                                               ----------------------------
                                           Name:  Paul J. Gaeto
                                           Title: Secretary


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